INCOME TAXES - Income tax rate reconciliation (Details)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Tax rate reconciliation
Federal statutory rate (as a percent)	21.00%	21.00%
State and local taxes net of federal tax benefit (as a percent)	13.20%	13.50%
Tax rate change (as a percent)	0.00%	0.30%
Change in valuation allowance (as a percent)	(33.40%)	(28.50%)
Permanently disallowed interest expense (as a percent)	(0.70%)	(6.30%)
Other (as a percent)	(0.10%)
Total (as a percent)	0.00%	0.00%